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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 1997



                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)




                                    Delaware
                 (State or other jurisdiction of incorporation)




           0-20859                                         75-2287752
(Commission File Number)                       (IRS Employer Identification No.)




200 Constitution Drive, Menlo Park, CA                       94025
(Address of principal executive offices)                    Zip Code)




Registrant's telephone number, including area code:               (415) 473-7700


                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         Exhibit 10.1 Common Stock Purchase Agreement, dated December 20, 1996, among the Registrant and Pharmacia & UpJohn S.p.A.

ITEM 9.  SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         On January 10, 1997, Geron Corporation, a Delaware corporation (the "Company") issued 99,805 shares of Common Stock at a price of $20.039 per share, for an aggregate purchase price of $2,000,000. The shares were sold directly to Pharmacia & UpJohn S.p.A., an offshore investor, pursuant to the exemption from registration under Regulation S promulgated under the Securities Act of 1933, as amended.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         GERON CORPORATION
                                         (Registrant)



Dated:  January 24, 1997                 By:  /s/ David L. Greenwood
                                            -----------------------------
                                         David L. Greenwood
                                         Chief Financial Officer, Treasurer and
                                         Secretary (Principal Financial and
                                         Accounting Officer)


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                                INDEX TO EXHIBITS




      Exhibit.
      --------

      10.1 Common Stock Purchase Agreement, dated December 20, 1996, among the Registrant and Pharmacia & UpJohn S.p.A.




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